Exhibit 10.3

MID-STATE CAPITAL CORPORATION 2006-1 TRUST
as Issuer
and
THE BANK OF NEW YORK MELLON
(formerly known as The Bank of New York)
as Indenture Trustee
SUPPLEMENT NO. 1
Dated October 28, 2010
to the
INDENTURE
Dated November 2, 2006
Relating to
$146,787,000 5.787% Asset-Backed Notes, Class A
$45,005,000 6.083% Asset-Backed Notes, Class M-1
$32,542,000 6.742% Asset-Backed Notes, Class M-2
$32,542,000 8.311% Asset-Backed Notes, Class B

          SUPPLEMENT No. 1, dated October 28, 2010 (the “Supplement”), to the Indenture, dated November 2, 2006 (the “Indenture”), between MID-STATE CAPITAL CORPORATION 2006-1 TRUST, as issuer (the “Issuer”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as indenture trustee (the “Indenture Trustee”).
          WHEREAS, Section 2.07 of the Indenture restricts the transfer of the Notes to a person the transferor reasonably believes after due inquiry is a “qualified institutional buyer” (a “QIB”), as such term is defined in Rule 144A under the Securities Act of 1933, as amended, that purchases for its own account (and not for the account of others) or as a fiduciary or agent of others (which others are also QIBs).
          WHEREAS, the Issuer has indicated that it desires the ability to also permit transfers of Notes to (i) “Institutional Accredited Investors”, as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D, or (ii) the Grantor (as defined in the Indenture) or affiliates of the Grantor.
          WHEREAS, in order to accommodate the request of the Issuer above, the transfer restrictions set forth in the Indenture are required to be modified.
          WHEREAS, Section 9.01(4) of the Indenture provides that, without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental thereto in order to make any other provisions with respect to matters or questions arising under the Indenture, which are not materially inconsistent with the other provisions of the Indenture, provided that such action does not adversely affect in any material respect the interests of the Holders of the Notes.
          WHEREAS, the Issuer and the Indenture Trustee desire to amend the Indenture as set forth in this Supplement.
          NOW THEREFORE, in consideration of the mutual agreements herein contained, the Issuer and the Indenture Trustee agree as follows:
          All terms used in this Supplement which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise.
          Section 1. Amendment to Section 1.01.
          (a) Section 1.01 of the Indenture is hereby amended by adding the following definition in its proper alphabetical order:
“Institutional Accredited Investor”: As defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D.
          Section 2. Amendment to Section 2.07.

          (a) The tenth paragraph of Section 2.07 is hereby amended in its entirety by deleting it and replacing it with the following:
“No transfer, sale, pledge or other disposition of any Notes or any beneficial interests in any Notes shall be made unless (I) such disposition is to a Person the transferor reasonably believes after due inquiry is (a) a QIB, (b) an Institutional Accredited Investor or (c) the Grantor or an affiliate of the Grantor, in each case that purchases for its own account (and not for the account of others) or as a fiduciary or agent of others (which others are also QIBs or Institutional Accredited Investors, as the case may be) or (II) the transfer, sale or pledge is in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (a) the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee, the Servicer and the Grantor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Grantor and (b) the Indenture Trustee shall require a written Opinion of Counsel (which will not be at the expense of the Grantor, the Servicer or the Indenture Trustee) satisfactory to the Grantor, the Servicer and the Indenture Trustee to the effect that such transfer will not violate the Securities Act. In any case, the transfer, sale, pledge or other disposition of the Notes must be accordance with any applicable securities laws of any state of the United States. In the event of any such transfer of a Note that is a definitive physical Note, the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit F) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit G) certifying to the Grantor and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Grantor. Notes to be transferred to Institutional Accredited Investors that are not QIBs in accordance with this Section 2.07 shall be issuable only in one or more registered, definitive physical notes.”
          Section 3. Amendment of Exhibits to the Indenture.
          (a) Exhibit A, Exhibit B, Exhibit C and Exhibit D of the Indenture are hereby amended by replacing the 2nd and 3rd paragraphs of the first page of each such Exhibit with the following:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. EXCEPT FOR HOLDERS THAT ARE THE DEPOSITOR (OR ANY OF ITS AFFILIATES) OR “ACCREDITED INVESTORS” AS DEFINED IN RULE 501(A)(1) (2), (3) OR (7) UNDER THE SECURITIES ACT (“INSTITUTIONAL ACCREDITED INVESTORS”). BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND IS ACQUIRING SUCH NOTE FOR

ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).
NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS (I) THE DEPOSITOR (OR ANY OF ITS AFFILIATES), (II) A QUALIFIED INSTITUTIONAL BUYER OR (III) AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS OR INSTITUTIONAL ACCREDITED INVESTORS, AS THE CASE MAY BE).
          (b) Exhibit G to the Indenture is hereby amended in its entirety by deleting it and replacing it with the Exhibit set forth on Annex A attached hereto.
          Section 4. Counterparts. This Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
          Section 5. Ratification of Indenture. Except as modified and expressly amended by this Supplement, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
          Section 6. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

MID-STATE CAPITAL CORPORATION 2006-1 TRUST
By:	Wilmington Trust Company, not in its
individual capacity, but solely as Owner
Trustee of Mid-State Capital Corporation 2006-1 Trust

By:
Authorized Officer

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Indenture Trustee
By:
Authorized Signatory

STATE OF DELAWARE	)
	:	ss.:
COUNTY OF NEW CASTLE	)
          On the __ day of October, 2010, before me, a notary public in and for said State, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of Mid-State Capital Corporation 2006-1 Trust, and acknowledged to me that such trust executed it.
          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.
____________________________________________
Notary Public

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)
          On the _____ day of October, 2010, before me, a notary public in and for said State, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of The Bank of New York Mellon, and acknowledged to me that such banking corporation executed it.
          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.
____________________________________________
Notary Public

ANNEX A
EXHIBIT G
FORM OF INVESTMENT LETTER
The Bank of New York Mellon
101 Barclay Street — 4W
New York, New York 10286
Mid-State Capital, LLC
3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Ladies and Gentlemen:
          In connection with our proposed purchase of $___________ aggregate principal amount of Class [A] [M-1] [M-2] [B] Asset Backed Notes, (the “Notes”) of Mid-State Capital Corporation 2006-1 Trust (the “Trust”), we confirm that:
          1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Notes may be resold, pledged or transferred only (i) to Mid-State Capital, LLC (the “Grantor”) or an affiliate of the Grantor, (ii) so long as such Note is eligible for resale pursuant to Rule 144A under the Securities Act (“Rule 144A”), to a person whom we reasonably believe after due inquiry is a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) or an accredited investor (as defined in defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) (an “Institutional Accredited Investor”), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBS or Institutional Accredited Investors, as the case may be) to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iii) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the Indenture Trustee, the Servicer and the Grantor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Indenture Trustee and the Depositor and (B) the Indenture Trustee shall require a written opinion of counsel (which will not be at the expense of the Depositor, the Servicer or the Indenture Trustee) satisfactory to the Depositor, the Servicer and the Indenture Trustee to the effect that such transfer will not violate the Securities Act (the “Transfer Opinion”), in each case in accordance with any applicable securities laws of any state of the United States. We will notify any purchaser of the Note from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Notes by us that the Depositor, the Servicer and the Indenture Trustee may request, and if so requested we will furnish, such notes and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.
          2. We (i) are the Grantor or an affiliate of the Grantor, (ii) are a QIB or Institutional Accredited Investor and are acquiring the Notes for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs or Institutional Accredited Investors) or (iii) are providing a Transfer Opinion. We are familiar with Rule 144A under the Securities Act and are aware that the seller of the Notes and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A.
          3. We understand that the Grantor and the Initial Purchaser of the Notes, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Notes, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Grantor and the Initial Purchasers.
          4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours, ________________________________________________ (Name of Purchaser)

By:

Date:

G-8